                                                                    EXHIBIT 99.1


                            CONSENT OF MARTY EDELMAN

         I consent to the use of my name as a Director Nominee in the section "Management" in the Registration Statement to be filed by Ashford Hospitality Trust, Inc. on Form S-11 and the related Prospectus and any amendments thereto.

Dated: May 15, 2003


                                       /s/ MARTY EDELMAN
                                       -----------------------------------------
                                       MARTY EDELMAN